         WAIVER AND EIGHTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT
         --------------------------------------------------------------


     Waiver and Eighth Amendment dated as of August 10, 2001 (this "AMENDMENT") to the Loan and Security Agreement, dated as of December 31, 1997 (as amended and modified, the "LOAN AGREEMENT"), among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("LENDER") and KNOGO NORTH AMERICA INC., a Delaware corporation ("BORROWER"), and the other Credit Parties executing this Amendment.

                                  WITNESSETH :
                                  ----------

     WHEREAS, Borrower has requested that Lender waive the defaults arising from the breach of the "Minimum Net Worth" financial covenant for certain dates of determination and amend the terms of certain financial covenants;

     WHEREAS, Lender is willing to waive such financial covenant defaults and amend the Loan Agreement only on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement and do hereby further agree as follows:

                               STATEMENT OF TERMS
                               ------------------

1.     WAIVERS.  Lender  hereby  waives the Event of Default arising solely as a
       --------
result of the breach of the Minimum Net Worth covenant solely for the periods ending December 31, 2000, January 31, 2001, February 28, 2001, March 31, 2001, April 30, 2001 and May 31, 2001.

2.     AMENDMENT.  Paragraph 2 of Schedule G of the Loan Agreement is amended in
       ---------
     its  entirety  to  provide  as  follows:

"Minimum  Net  Worth.  Sentry  and its Subsidiaries on a consolidated basis
 -------------------
shall have a Net Worth of not less than the amounts set forth below as of the dates set forth below:

Fiscal Month Ending                   Net Worth
------------------------------------  ----------

June 30, 2001                         $3,200,000
July 31, 2001                         $2,700,000
August 31, 2001                       $2,700,000
September 30, 2001 and the last       $3,200,000
day of each Fiscal Month thereafter"


3.     REPRESENTATIONS  AND  WARRANTIES.  To  induce  Lender  to enter into this
       ---------------------------------
Amendment, each Credit Party hereto hereby warrants, represents and covenants to Lender that: (a) each representation and warranty of the Credit Parties set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment; and (b) each Credit Party hereto has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms.

4.     CONDITIONS  PRECEDENT  TO  EFFECTIVENESS  OF  THIS  AMENDMENT.  The
       -------------------------------------------------------------
effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

     (a) Lender shall have received one or more counterparts of this Amendment duly executed and delivered by the Credit Parties hereto;

     (b) Any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning same to Lender; and

     (c) Borrower shall have paid to Lender an amendment fee in the amount of $5,000 which shall be charged to Borrower's loan account on the date of this Amendment together with all of Lenders legal fees, costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

5.     CONTINUING  EFFECT  OF  LOAN  AGREEMENT.  Except  as  expressly set forth
       ---------------------------------------
herein, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and the waiver set forth herein shall be limited precisely as drafted and shall not constitute a waiver of any other provisions of the Loan Agreement.

6.     COUNTERPARTS.  This  Amendment  may  be executed in multiple counterparts
       ------------
each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

7.     GOVERNING  LAW.  THIS  AMENDMENT  SHALL  BE GOVERNED BY, AND CONSTRUED IN
       ---------------
ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

                                      KNOGO  NORTH  AMERICA  INC.,
                                      AS  BORROWER

                                      By:     /s/  Peter  J.  Mundy
                                             ---------------------
                                      Name:       Peter  J.  Mundy
                                      Title:       V.P.  -  CFO

                                      SENTRY  TECHNOLOGY  CORPORATION,
                                      AS  CREDIT  PARTY

                                      By:     /s/  Peter  J.  Mundy
                                             ---------------------
                                      Name:       Peter  J.  Mundy
                                      Title:       V.P.  -  CFO

                                      VIDEO  SENTRY  CORPORATION,
                                      AS  CREDIT  PARTY

                                      By:     /s/  Peter  J.  Mundy
                                             ---------------------
                                      Name:       Peter  J.  Mundy
                                      Title:       V.P.  -  CFO

                                      KNOGO  CARIBE,  INC.,
                                      AS  CREDIT  PARTY

                                      By:     /s/  Peter  J.  Mundy
                                              ---------------------
                                      Name:       Peter  J.  Mundy
                                      Title:       V.P.  -  CFO

                                      GENERAL  ELECTRIC  CAPITAL  CORPORATION,
                                      AS  LENDER

                                      By:     /s/  Philip  F.  Carfora
                                              ------------------------
                                      Name:     Philip  F.  Carfora
                                      Title:     Duly  Authorized  Signatory

                              CONSENT OF GUARANTORS

     Each of the undersigned guarantors does hereby consent to the execution, delivery and performance of the within and foregoing Amendment and confirms the continuing effect of such guarantor's guarantee of the Obligations after giving effect to the foregoing Amendment.

     IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent to Guarantors as of the day and year first above set forth.

                    GUARANTORS:

                    SENTRY  TECHNOLOGY  CORPORATION

                    By:  /s/  Peter  J.  Mundy
                         ---------------------
                    Name:  Peter  J.  Mundy
                    Title:     V.P.  -  CFO

                    VIDEO  SENTRY  CORPORATION

                    By:  /s/  Peter  J.  Mundy
                         ---------------------
                    Name:     Peter  J.  Mundy
                    Title:     V.P.  -  CFO

                    KNOGO  CARIBE,  INC.

                    By:  /s/  Peter  J.  Mundy
                         ---------------------
                    Name:  Peter  J.  Mundy
                    Title:     Treasurer